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                                      Exhibit 16



PERSONS CONTROLLED BY OR UNDER COMMON
CONTROL WITH THE DEPOSITOR OR REGISTRANT


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                                            The Hartford Financial Services Group, Inc.
                                                             (Delaware)
                                                                  |
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                                                      Nutmeg Insurance Company                               The Hartford Investment
                                                           (Connecticut)                                        Management Company
                                                                  |                                                 (Delaware)
                                                   Hartford Fire Insurance Company
                                                            (Connecticut)
                                                                  |
                                               Hartford Accident and Indemnity Company
                                                            (Connecticut)
                                                                  |
                                                         Hartford Life, Inc.
                                                             (Delaware)
                                                                  |
                                            Hartford Life and Accident Insurance Company
                                                            (Connecticut)
                                                                  |
                                                                  |
                                                                  |
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Alpine Life             Hartford Financial                  Hartford Life               American Maturity        ITT Hartford Canada
Insurance Company       Services Life                       Insurance Company           Life Insurance           Holdings, Inc.
(New Jersey)            Insurance Co.                       (Connecticut)               Company                  (Canada)
                        (Connecticut)                             |                     (Connecticut)                     |
                                                                  |                                                       |
                                                                  |                                                       |
                                                                  |                                               ITT Hartford Life
                                                                  |                                               Insurance Company
                                                                  |                                               of Canada
                                                                  |                                               (Canada)
                                                                  |
                                                                  |
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ITT Hartford Life and Annuity                ITT Hartford International            Hartford Financial Services
Insurance Company                            Life Reassurance Corporation          Corporation
(Connecticut)                                (Connecticut)                         (Delaware)
          |                                                                                    |
          |                                                                                    |
          |                                                                                    |
ITT Hartford Life, Ltd.                                                                        |
(Bermuda)                                                                                      |
                                                                                               |
                                                                                               |
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MS Fund            HL Funding          HL Investment       Hartford                   Hartford Securities           ITT Comp. Emp.
America, Inc.      Company, Inc.       Advisors, Inc.      Equity Sales               Distribution                  Benefits Service
(Delaware)         (Connecticut)       (Connecticut)       Company, Inc.              Company, Inc.                 Company
                                                           (Connecticut)              (Connecticut)                 (Connecticut)

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